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                                                                   EXHIBIT 10.34

                                    GUARANTY

     This Guaranty is given by Maxco, Inc., a Michigan corporation of 1118 Centennial Way, Lansing, MI 48917 (Guarantor") to NBD Bank, ("Bank") to induce Bank to make a loan dated February 27, 1997 in the principal amount of $1,500,000 ("Indebtedness") to Medar, Inc., a Michigan corporation of 38700 Grand River Avenue, Farmington Hills, MI 48335 ("Borrower").


     1. For valuable consideration, Guarantor unconditionally guaranties the payment when due, upon maturity, acceleration, or otherwise, of all or any of Borrower's Indebtedness to Bank. If all or any of such Indebtedness becomes due and payable hereunder due to Borrower's failure to pay such Indebtedness or Bank's refusal to refinance such Indebtedness on or before March 31, 1997, Guarantor unconditionally promises to pay the debt to Bank, on demand, in lawful money of the United States.

     2. Guarantor unconditionally guaranties the payment of all or any of Borrower's Indebtedness to Bank, regardless of whether due or payable by Borrower, upon: (a) the dissolution, insolvency, or business failure of, or any assignment for benefit of creditors by, or commencement of any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceedings by or against, Borrower or (b) the appointment of a receiver for, or the attachment, restraint of, or making or levying of any order of court or legal process affecting, Borrower's property.

     3. Guarantor's liability hereunder shall not exceed at any one time the sum of (i) the principal amount of the Indebtedness and (ii) all interest upon the Indebtedness.

     4. Guarantor's liability hereunder is exclusive and independent of any security for or other guaranty of Borrower's Indebtedness, whether executed by Guarantor or by any other party. Guarantor's liability hereunder is not affected or impaired by the following: (a) any indebtedness exceeding Guarantor's liability; (b) direction of application of payment by Borrower or any other party; (c) any other continuing or other guaranty, undertaking, or maximum liability of Guarantor or of any other party as to Borrower's Indebtedness; (d) any payment on or in reduction of such guaranty or undertaking; (e) any notice of termination hereof as to future transactions given by, or by the death or termination, revocation, or release of any obligations hereunder of, any other guarantors; (f) any payment made to Bank on the Indebtedness which Bank repays to Borrower under court order in a bankruptcy, reorganization, arrangement, moratorium, or other debtor relief proceeding, and Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of such proceedings.

     5. Guarantor's obligations hereunder are independent of Borrower's obligations. A separate action or actions may be brought and prosecuted against Guarantor, regardless of whether action is brought against Borrower or whether Borrower is joined in any such action or actions.





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     6. Guarantor authorizes Bank (whether or not after revocation or termination of this guaranty), without notice or demand (except as is required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to: (a) renew, compromise, extend, increase, accelerate, or otherwise change the time for payment of, or otherwise change the terms of the Indebtedness or any part thereof, including increase or decrease of the rate of interest thereon; (b) take and hold security for the payment of this guaranty or the indebtedness and exchange, enforce, waive, and release any such security; (c) apply such security and direct the order or manner of sale thereof as Bank in its discretion determines; and (d) release or substitute any one or more endorsers, guarantors, borrowers, or other obligors. Bank may without notice assign all or part of this guaranty.

     7. It is not necessary for Bank to inquire into the capacity or powers of Borrower or the officers, directors, or agents acting or purporting to act on its behalf, and any Indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

     8. Guarantor waives any right to require Bank to (a) proceed against Borrower or any other party, (b) proceed against or exhaust any security held from Borrower, or (c) pursue any other remedy in Bank's power. Guarantor waives any defense based on or arising out of any defense of Borrower other than payment in full of the Indebtedness, including any defense based on or arising out of Borrower's disability, or the unenforceability of all or any part of the Indebtedness from any cause, or the cessation from any cause of Borrower's liability other than full payment of the Indebtedness. Bank may foreclose on any security held by it by one or more judicial or nonjudicial sales, regardless of whether every aspect of any such sale is commercially reasonable, or exercise any other right or remedy it has against Borrower, or any security, without affecting or impairing in any way Guarantor's liability hereunder except to the extent the Indebtedness has been paid. Guarantor waives any defense arising out of any the election by Bank, unless the election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of Guarantor against Borrower or any security. Guarantor waives all presentments, demands for performance, protests and notices, including without limitation notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this guaranty, and notices of the existence, creation or incurring of new or additional indebtedness. Guarantor assumes all responsibility for being and keeping itself informed of Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Indebtedness and the nature, scope, and extent of the risks which Guarantor assumes and incurs hereunder, and agrees that Bank shall have no duty to advise Guarantor of information known to it regarding such circumstances or risks.

     9. Guarantor agrees not to enforce any common law rights of subrogation, contribution or indemnification that it has against Borrower or any collateral until Bank has been paid in full for all obligations of Borrower to Bank. This is not intended to limit the rights of Guarantor under the subordination agreement between Guarantor and Bank dated February 27, 1997.

     10. In addition to all liens upon, and rights of setoff against the moneys, securities, or other property of Guarantor given to Bank by law, Bank shall have a lien upon and a right of setoff against all moneys, securities, and other property of Guarantor now or hereafter in the

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possession of or on deposit with Bank, whether held in a general or special account or deposit, or for safekeeping or otherwise. Every such lien and right of setoff may be exercised without demand upon or notice to Guarantor.

     11. No right or power of Bank hereunder shall be deemed to have been waived by any act or conduct by it, by any neglect to exercise such right or power, or by any delay in so doing. Every right or power shall continue in full force and effect until specifically waived or released by an instrument executed by Bank.

     12. This guaranty shall be deemed to be made under and shall be governed by the laws of the State of Michigan in all respects. Its terms and provisions may not be waived, altered, modified, or amended except in writing duly signed by an authorized officer of Bank and by Guarantor.

     13. If any provision of this guaranty contravenes or is held invalid under the laws of any jurisdiction, this guaranty shall be construed as if not containing those provisions and the rights and obligations of the parties shall be construed and enforced accordingly.

     14. This guaranty and the liability and obligations of Guarantor hereunder are binding upon Guarantor and its successors and assigns, and inures to the benefit of and is enforceable by Bank and its successors, transferees, and assigns.

     In witness whereof the undersigned Guarantor has executed this guaranty on February 27, 1997.

                                   Maxco, Inc.


                                        _________________________________
                                        Vincent Shunsky
                                        Vice President of Finance